UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.    )

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Coventry Health Care, Inc.
(Name of Registrant as Specified in its Charter)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 17, 2012.

COVENTRY HEALTH CARE, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 19, 2012
	Date: March 17, 2012	Time: 8:00 AM ET
COVENTRY HEALTH CARE, INC. 6720-B ROCKLEDGE DRIVE STE. 700 BETHESDA, MD 20817-1850	Location: The Ritz-Carlton Fort Lauderdale 1 N. Ft. Lauderdale Beach Blvd Fort Lauderdale, FL 33304

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. Annual Report 3. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. If you need directions to the 2012 Annual Meeting, please contact the Ritz-Carlton, Fort Lauderdale, Florida at 954-465-2300.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote
FOR the following:
1.	Election of Directors
	Nominees: 1a. Daniel N. Mendelson 1b. Rodman W. Moorehead, III 1c. Timothy T. Weglicki	The Board of Directors recommends you vote AGAINST the following proposal:
		5.	Stockholder proposal regarding political contributions disclosure.

The Board of Directors recommends you vote FOR proposals 2a., 2b., 3 and 4.		NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
2a.	Proposal to approve an amendment to the Restated Certificate of Incorporation to declassify the Board of Directors.
2b.

Proposal to approve an amendment to the Restated Certificate of Incorporation to reduce the supermajority voting requirement for amending certain provisions of the Restated Certificate of Incorporation.

3.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012.
4.	Advisory vote to approve named executive officer compensation.